UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
TROIKA MEDIA GROUP, INC.
(Name of Registrant as Specified in Its Charter)

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2023
NOTICE OF ANNUAL MEETING &
PROXY STATEMENT
TROIKA MEDIA GROUP, INC.

October 31, 2023

Dear Fellow Stockholder:

On behalf of the Board of Directors (the “Board”) of Troika Media Group, Inc. (the “Company” or “Troika”) thank you for investing in Troika. It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Troika Media Group, Inc. to be held on Friday, December 15, 2023, at 10:00 a.m., Eastern time. This year’s Annual Meeting will be conducted virtually via live audio webcast. Each holder of common stock as of 5:00 p.m., Eastern time, on the record date of October 18, 2023, will be able to participate in the Annual Meeting via live webcast through the unique join link and password delivered to them prior to the meeting. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.
During the Annual Meeting, stockholders will be asked to elect all of the members of the board of directors and to ratify the appointment of RBSM LLP as our independent auditor for the period January 1, 2023, to December 31, 2023. We also will be asking stockholders to approve, by an advisory vote, our 2022 transition period executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote) and the frequency of future stockholder votes on executive compensation (a “say on frequency” vote). All of these matters are important, and we urge you to vote in favor of the Board’s recommendations.
We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement for the Annual Meeting, and our 2022 Annual Report, as well as how to vote via proxy over the Internet.
It is important that you vote your shares of common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt attention.
The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.
Sincerely,

Randall D. Miles
Chairman

25 West 39th Street
New York, NY 10018

NOTICE OF 2023 ANNUAL
MEETING OF STOCKHOLDERS

MEETING INFORMATION
The Board of Directors of Troika Media Group, Inc. (the “Company” or “Troika”) hereby notifies you of the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to occur on Friday, December 15, 2023 at 10:00 a.m. Eastern time virtually via live webcast at www.virtualshareholdermeeting.com/TRKA2023.
ITEMS OF BUSINESS
The Annual Meeting will be held to vote upon:
1.To elect the six (6) nominees named in the attached Proxy Statement to the Board of Directors.
2.To ratify the appointment of RBSM, LLP as Troika’s independent registered public accounting firm for 2023
3.To conduct a non-binding advisory vote on the compensation of Troika’s named executive officers.
4.To conduct a non-binding advisory vote to determine whether future stockholder advisory votes on the compensation of Troika’s named executive officers should occur either every one, two or three years.
5.Any other business properly presented that may be acted upon at the Annual Meeting.
RECORD DATE
Holders of Troika common stock as of the record date of 5:00 p.m., Eastern time, on October 18, 2023 are entitled to vote at the 2023 Annual Meeting.
MAILING OR AVAILABILITY DATE
In accordance with Securities and Exchange Commission we are providing stockholders with access to proxy materials on the Internet instead of mailing printed copies. We are mailing to stockholders, commencing on or about October 31, 2023, a Notice of Internet Availability of Proxy Materials to provide:

▪directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet; and
▪instructions for requesting copies of proxy materials in printed form or by email, at no charge; and a control number for use in submitting proxies.
View the Proxy Statement and the 2022 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by (14 days before the meeting). If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-690-6903 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated on notice card) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
ABOUT PROXY VOTING
If you are a registered stockholder, you may vote online at www.proxyvote.com, by telephone or by mailing a proxy card. You may also vote online during the virtual Annual Meeting. If you hold shares through a bank, broker or other institution, you may vote your shares by any method specified on the voting instruction form they provide. See details under “Information about the Proxy Statement and Voting.” We encourage you to vote your shares as soon as possible.

By order of the Board of Directors
Derek McKinney
Vice President, General
Counsel & Corporate Secretary
October 31, 2023

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
ONLINE Proxyvote.com	PHONE 1-800-690-6903	REGULAR MAIL Mark, sign and date the proxy card and return it in the postage-paid envelope	AT THE MEETING www.virtualshareholdermeeting.com/TRKA2023
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the date of Annual Meeting. Shareholders should have their proxy card in hand when they access the web site and follow the instructions to obtain their records and to create an electronic voting instruction form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2023:

The Notice of 2023 Annual Meeting of Stockholders, the Proxy Statement, the 2022 Annual Report, and instructions for voting via the Internet can be accessed at www.virtualshareholdermeeting.com/TRKA2023.

2023 PROXY EXECUTIVE SUMMARY

This executive summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement and our other filings with the SEC, including our 2022 Transition Report on Form 10-KT, carefully before voting. References in this Proxy Statement to “TMG,” “Company”, “Troika” and to “we,” “us,” “our” and similar terms, refer to Troika Media Group, Inc.

ANNUAL MEETING LOGISTICS

Time and Date	10:00 a.m., Eastern time, on December 15, 2023
Meeting Webcast Registration Address	www.virtualshareholdermeeting.com/TRKA2023
Voting	Stockholders of Troika common stock as of the record date of 5:00 p.m., Eastern time, on October 18, 2023 are entitled to vote at the 2023 Annual Meeting.
Total Votes Per Proposal	1 for 1 votes, based on 16,676,762 shares of common stock outstanding as of the record date
Deadline to Vote
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the date of the Annual Meeting. Shareholders should have their proxy card in hand when they access the web site and follow the instructions to obtain their records and to create an electronic voting instruction form.

ANNUAL MEETING AGENDA

	Proposal	Board Recommendation
1	To elect the six (6) nominees named in the attached Proxy Statement to the Board of Directors.	FOR each nominee
2	To ratify the appointment of RBSM, LLP as Troika’s independent registered public accounting firm for 2023	FOR
3	To conduct a non-binding advisory vote on the compensation of Troika’s named executive officers.	FOR
4	To conduct a non-binding advisory vote to determine whether future stockholder advisory votes on the compensation of Troika’s named executive officers should occur either every one, two or three years.	ONE YEAR

HOW TO CAST YOUR VOTE

Your vote is important. You are eligible to vote if you were a shareholder of record as of 5:00 p.m. (Eastern time) on October 18, 2023. Even if you plan to attend the meeting, please vote as soon as possible using one of the following methods. In all cases, you should have your proxy card in hand.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
ONLINE Proxyvote.com	PHONE 1-800-690-6903	REGULAR MAIL Mark, sign and date the proxy card and return it in the postage-paid envelope	AT THE MEETING www.virtualshareholdermeeting.com/TRKA2023
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the date of Annual Meeting. Shareholders should have their proxy card in hand when they access the web site and follow the instructions to obtain their records and to create an electronic voting instruction form.

2023 Proxy Statement

ABOUT TROIKA MEDIA GROUP, INC.
TMG is a professional services company that architects and builds enterprise value in consumer brands to generate scalable, performance-driven revenue growth. The Company delivers three solutions pillars: TMG CREATES brands and experiences and CONNECTS consumers through emerging technology products and ecosystems to deliver PERFORMANCE based measurable business outcomes. The Company is headquarted in New York, New York and currently employs approximately 90 people.
2022 HIGHLIGHTS
Earlier this year we shared with you our financial results for the six months ended December 31, 2022, a transition reporting period as a result of the Company’s change in fiscal year to December 31 from June 30 (the “Transition Period”).
The six month Transition Period highlights include:
▪Successive record revenue of approximately $187.9 million
▪Revenue increase of 1125% over the comparative prior year period
▪Continued strong revenue growth in new revenue streams
▪Growing demand for Performance Solutions within Home Improvement, Residential Services, Legal and Professional Services Sectors
▪Successful completion of restructuring of operations and cost optimizations following the acquisition of Converge
The results of operations for the six months ended December 31, 2022, were fundamentally powered by the Converge acquisition, which resulted in diversifying the Company’s revenue streams and created efficiencies recognized by integrating the acquired businesses.
Revenues for the six months ended December 31, 2022, increased $172.6 million, or 1125%, to $187.9 million as compared with the prior year period. The increase in revenue was directly attributable to the Converge business, which accounted for approximately $180.3 million, or 96%, of the Company’s total revenue for the six months ended December 31, 2022. The incremental revenue to the business was comprised of performance solutions revenue of $75.7 million, or 40%, and managed services revenue of $104.6 million or 56%.
In 2022, we were primarily focused on the integration of the Converge and Troika business and closing operations that were loss-making or not core to our strategy. We also made a number of changes in the Board of Directors to expand the skill set of our directors, namely to boost the experience of the Board with restructuring matters. During the course of last year we also made significant changes to a number of leadership positions within the Company.
Our business strategy is to build upon Converge’s success and revenues by continuing its focus on performance driven business outcomes and delivering measurable outcomes that is underwritten by our enterprise technology and analytics expertise. The Company is now able to complement the core capabilities of Converge to deliver the key attributes of a successful customer engagement business.

2023 Proxy Statement

SUMMARY OF DIRECTOR NOMINEES
We are asking stockholders to elect the following seven director nominees, all of whom currently serve as members of the Board of Directors of Troika (the “Board”). Our director nominees possess diverse and complementary qualifications and have the skills and attributes necessary for a well-functioning, highly-qualified and independent Board. The information below provides highlights of our directors’ roles and characteristics:

Name	Age	Director Since	Occupation	Independent	2022 Board Committees
					Audit	Comp	N&G	Spec
Randall D. Miles (Chair of the Board)	67	2022	Chairman & CEO of SCM Capital Group	●	●	●	●	●
Thomas Ochocki	47	2018	Chief Executive Officer and majority stockholder of Union Investment Management Ltd.
Wendy Parker	58	2022	London, England based barrister and has been a member of Gatehouse Chambers’ Commercial, Property and Insurance Groups in London	●		●
I. Martin Pompadur	88	2021	Private Investor and Consultant	●	●	●	●
Jeffrey S. Stein	54	2022	Founder and Managing Partner of Stein Advisors LLC	●			●	●
Sabrina Yang	44	2022	Chief Financial Officer of Final Bell Holdings, Inc.	●	●

BOARD INDEPENDENCE AND DIVERSITY

INDEPENDENCE	GENDER DIVERSITY	AVERAGE AGE	AVERAGE TENURE
83%	33%	57	2YEARS

2023 Proxy Statement

BOARD DIVERSITY MATRIX
(as of September 29, 2023)

Board Size:
Total Number of Directors	6
Part I. Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	4	0	0
Part II Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

DIRECTOR SKILLS MATRIX

	Randall Miles	Thomas Ochocki	Wendy Parker	Martin Pompadur	Sabrina Yang	Jeffrey S. Stein
Other board experience	●	●		●		●
Business development and M&A experience	●					●
Diversity (e.g., ethnic, racial, gender identity)			●		●
Higher education, training, certification	●				●	●
Financial literacy	●			●	●	●
Fundraising experience	●	●				●
Global business experience	●	●	●			●
Independence	●		●	●	●	●
Industry experience
Legal			●			●
Manufacturing experience
Marketing and branding experience		●
Regulatory experience				●		●
Senior leadership experience	●	●	●	●	●	●
__

2023 Proxy Statement

GOVERNANCE PRACTICES

We are committed to robust governance practices that protect the long-term interests of our stockholders and establish strong Board and management accountability. Under our Bylaws and the Nevada Business Corporation Act, our business and affairs are managed by or under the direction of the Board,which selectively delegates responsibilities to its standing committees.

The Board currently operates under its current governance practices in accordance with applicable statutory and regulatory requirements, including those of the Securities and Exchange Commission (the”SEC”) and National Association of Securities Dealers Automated Quotations Stock Market (“Nasdaq”). Under such practices, we expect directors to regularly attend meetings of the Board and committees on which they serve and to review the materials sent to them in advance of those meetings. While we do not maintain a formal policy on annual meeting attendance, we expect directors to participate in the Annual Meeting.

The Board generally expects to hold at least four (4) regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for Board and committee meetings, and we call upon directors for advice between meetings.

We have adopted key corporate governance best practices, including:

Elections:	Classified Board Frequency of Director Elections Voting Standard Mandatory Retirement Age or Tenure	No Annual Plurality No
Chair:	Separate Chair of the Board and CEO Independent Chair of the Board	Yes Yes
Meetings:	Number of Board Meetings in 2022
Directors Attending at Least 75% of Board Meetings in 2022
Directors Meet without Management Present
Number of Standing Committee Meetings Held in 2022
	(not including Special Committee Meetings)	11 All Yes 9
Director Status:	Directors “Overboarded” per ISS or Glass Lewis Voting Guidelines
Material Related-Party Transactions with Directors
Family Relationships with Executive Officers or Other Directors
	Shares Pledged by Directors	None None None None

2022 BOARD COMMITTEE MEETINGS AND ATTENDANCE
The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Directors are expected to attend all meetings of the Board and all meetings of the committees of which they are members. Members may attend by telephone or video conference. The Board held at least 11 meetings during 2022, and there were at least 31 committee meetings in 2022 (including Special Committee meetings).

All directors attended at least 75% of the aggregate of all meetings of the Board and committees on which they served. It is Company practice that all directors attend our annual meetings. All directors who were on the Board at that time attended our 2022 annual meeting of shareholders.

2023 Proxy Statement

OVERVIEW OF COMMITTEES IN 2022
The Board operated four committees in 2022, including Audit, Nomination and Governance, Compensation and Special Committees. Charters of each of the Audit, Compensation and Nominating and Governance Committees conform to the applicable Nasdaq listing standards, including that all members of each such committee are independent, and each committee reviews its charter at least annually and as regulatory developments and business circumstances warrant. Each of the committees considers revisions to its respective charter from time to time to reflect evolving best practices. The descriptions below of the roles and responsibilities of each of the committees of the Board are qualified by reference to the complete committee charters, which are available on our website at www.troikamedia.com.
In addition to the Committees of the Board listed below, the Company also formed (i) a Special Committee in 2022 to manage matters related to ongoing negotiations with the Company’s senior lender, Blue Torch Finance LLC (“Blue Torch”), and the holders of the Company’s Series E Preferred Stock and (ii) a Special Litigation Committee in 2023 to oversee the litigation filed against the Company by the former owners of Converge (the “Converge Sellers”).

AUDIT COMMITTEE
Meetings held in 2022: 5
Purpose - The Audit Committee was established by the Board for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

Responsibility - The Committee is primarily responsible for:

▪monitoring the quality and integrity of the Company’s financial statements and systems of internal controls regarding risk management,finance and accounting;

▪monitoring the independent auditor’s qualifications and independence;

▪monitoring the performance of the Company’s internal audit function and independent auditors; and

▪issuing the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

The Audit Committee also has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received regarding accounting, internal controls and auditing matters.

Committee Members:
▪Randall D. Miles, Chair
▪Sabrina Yang
▪I.Martin Pompadur
The Board has determined that each member of the Audit Committee is financially literate and independent, as defined by the rules of the Securities and Exchange Commission (the “SEC”) and Nasdaq’s listing standards. The Board has identified Randall D. Miles and Sabrina Yang as Audit Committee financial experts. The Board has not evaluated the performance of the Audit Committee in compliance with regulatory requirements, but plans to conduct a review in 2023.

2023 Proxy Statement

COMPENSATION COMMITTEE
Meetings held in 2022: 2
Purpose - The purpose of the Compensation Committee is to provide oversight of the compensation and benefits provided to employees of the Company.

Responsibility - The Committee is primarily responsible to:

▪discharge the Board’s responsibilities relating to compensation of the Company’s Chief Executive Officer or other person serving as the Company’s principal executive officer and all of the Company’s other “officers”as defined in Rule 16a-l(f) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”); and

▪also have overall responsibility for approving or recommending to the Board approval of, and evaluating all compensation plans, policies and programs of the Company.

Committee Members:
▪I.Martin Pompadur, Chair
▪Randall D. Miles
▪Wendy Parker
The Board has determined each member of the Compensation Committee is independent, as defined by the rules of the SEC and Nasdaq’s listing standards. In addition, each committee member is a “non-employee director” as defined in Rule 16b-3 under the Exchange. The Committee has not engaged any independent consultant to analyze the compensation of its executive officers. The Board has not evaluated the performance of the Compensation in compliance with regulatory requirements, but plans to conduct a review in 2023.

NOMINATING AND GOVERNANCE COMMITTEE
Meetings held in 2022: 2
Purpose - The purpose of the Nominating and Governance Committee is to ensure that the Board is appropriately constituted to meet its fiduciary obligations to stockholders of the Company.

Responsibility - The Committee is primarily responsible to:

▪recommend to the Board the director nominees for the next annual meeting of stockholders;

▪lead the Board in its annual review of the Board’s performance;

▪to recommend to the Board director nominees for each Board committee; and

▪develop and recommend to the Board corporate governance guidelines applicable to the Corporation.

Committee Members:
▪Randall D. Miles, Chair
▪I. Martin Pompadur
▪Jeffrey S. Stein
The Board has determined each member of the Nominating and Governance Committee is independent, as defined by the rules of the SEC and Nasdaq’s listing standards. The Board did not evaluate the performance of the Nominating and Governance Committee in compliance with regulatory requirements in 2022, but plans to conduct a review in 2023.

EXECUTIVE SESSIONS
The Board meets often in executive session led by the Board’s non-executive Chairman for the independent directors to meet without management present. Board members have access to our employees outside of Board meetings.
CORPORATE CODE OF CONDUCT
The Company has adopted the Troika Corporate Code of Conduct and applies to all employees, including the Chief Executive Officer and Chief Financial Officer and, where applicable, to its non-employee directors. The Troika Code of
Conduct is available on our website at www.troikamedia.com.
We have implemented whistleblower procedures, which establish formal protocols for receiving and handling complaints from employees. Copies of our procedure is available on our website at www.troikamedia.com.
Members of the Board of Directors and other section 16 executive officers are prohibited under the Company’s policy against insider trading from hedging the economic risk of their ownership of Troika stock, including options or other derivatives related to our stock.

2023 Proxy Statement

BOARD AND COMMITTEE EVALUATION PROCESS
The Board believes that self-evaluations of the Board, the committees and individual directors are important elements of corporate governance and essential to ensuring the effective functioning of our Board. The Board will implement formal mechanisms in 2023 to annually assess its performance and that of its committees and individual directors. Beginning in 2023, annually, the Board will evaluates its performance and each committee will evaluate its own performance.
BOARD COMPOSITION AND TRANSITIONS
This year and last have been years of transition for the Company and the Board triggered by the acquisition of Converge and the integration of the Converge business with the Troika business. With the Converge acquisition and the closing of the Mission, Troika IO and Troika Design businesses, a large portion of the management and the Board departed the Company, including Robert Machinist (Chief Executive Officer and Chairman), Christopher Broderick (Chief Operating Officer and Chief Financial Officer), Kevin Dundas (Chief Executive Officer of Mission), Daniel Pappalardo (President of Troika Design Group and Director), Kyle Hill (President of Troika IO), Michael Tenore (General Counsel and Secretary), Jeff Kurtz (Director), and Daniel Jankowski (Director).
During the course of 2022, Board members Thomas Ochocki and I. Martin Pomapdur joined with the Company’s new Chairman, Randall D. Miles, and with other new Board members including Wendy Parker, Sabrina Yang, Jeffery S. Stein and Grant Lyon to form the current Board. The additions of Randall D. Miles, Jeffrey S. Stein and Grant Lyon in 2022 added substantial restructuring skill to the Board. Wendy Parker brought significant corporate legal experience and Sabrina Yang has added additional seasoned financial expertise to the Board.
We have also had many changes in management during 2022 and 2023. On May 19, 2022 Sadiq (Sid) Toama was appointed Chief Executive Officer of the Company and on May 23, 2022, Erica Naidrich was appointed
Chief Financial Officer of the Company. Effective as of August 14, 2023, the Company terminated the employment of Sadiq Toama and Erica Naidrich for “Cause,” pursuant to the terms of their respective employment agreements.
Effective immediately following the August 14, 2023 terminations, the Company appointed Grant Lyon, a member of the Board, as the Company’s Interim Chief Executive Officer and Eric Glover as the Company’s Interim Chief Financial Officer. The Company entered into an engagement letter (the “Areté Engagement Letter”) with Areté Capital Partners, LLC (“Areté”), a consulting firm founded and owned by Mr. Lyon, pursuant to which Areté has made Mr. Lyon and Mr. Glover available to serve as the Interim Chief Executive Officer and Interim Chief Financial Officer, respectively, for approximately $35,000 per week. Mr. Lyon and Mr. Glover do not receive any direct compensation from the Company for their Services.
BOARD QUALIFICATION AND SELECTION PROCESS
The Board considers recommendations for Board nominees from the Nominating and Governance Committee. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Each director should be able to read and understand basic financial statements, should have sufficient time to devote to our affairs, should have demonstrated excellence in his or her field, should have the ability to exercise sound business judgment, and should have the commitment to rigorously represent the long-term interests of our stockholders. In selecting directors, the Nominating and Governance Committee seeks to achieve a mix of directors that enhances the diversity of background, age, skills, and experience on the Board to maintain a balance of knowledge, experience, and capability. A majority of directors should be independent under applicable Nasdaq listing standards, board and committee charters and guidelines, and applicable laws and regulations.
The Board adopted a Policy Regarding Qualifications of Directors for use by the Nominating and Governance Committee to

2023 Proxy Statement

evaluate potential nominees (the “Qualification Policy”). The Qualification Policy includes the following:
▪Integrity and Ethical Values. Candidates should possess the highest personal and professional standards of integrity and ethical values.
▪Commitment. Candidates must be committed to promoting and enhancing the long term value of the Company for its stockholders.
▪Absence of Conflicts of Interest. Candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its stockholders.
▪Fair and Equal Representation. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring or advancing any particular shareholder or other constituency of the Company.
▪Achievement. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise.
▪Oversight. Candidates are expected to have sound judgment, derived from management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role.
▪Business Understanding. Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Corporation. These include:
•contemporary governance concerns;
•regulatory obligations of a public issuer;
•strategic business planning;
•competition in a global economy; and
•basic concepts of corporate accounting and finance.
▪Available Time. Candidates must have, and be prepared to devote, adequate time to the Board and its Committees. It is expected that each candidate will be able to arrange their business and professional commitments, including service on the boards of other companies and organizations, so that they are available to attend the meetings of the Company’s Board and any Committees on which they serve, as well as the Company’s Annual Meeting of Stockholders.
▪Board Policies. The candidate’s election must not conflict with any applicable Board policies.
▪Limited Exceptions. Under exceptional and limited circumstances, the Nominating and Governance Committee may approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company and its stockholders.
▪Additional Qualifications. In approving candidates to be recommended for election as director, the Committee will also assure that:
•at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of Nasdaq;
•at least three of the directors satisfy the financial literacy requirements required for service on the audit committee under the rules of Nasdaq
•at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission; and
•the independent directors should have general familiarity with an industry or industries in which the Corporation conducts a substantial portion of its business or in related industries.
In addition, during the annual review of the Charter of the Nominating and Governance Committee in 2023, the Committee made a recommendation to the Board, which the Board approved, to add a new section to the

2023 Proxy Statement

Qualification Policy relating to diversity, as set forth below:
▪Diversity. The Nominating and Governance Committee will consider factors that promote diversity of views and experience when evaluating the suitability of individuals for nomination. In performing its responsibilities for identifying, screening, and recommending candidates to the board in connection each director search, the Committee is committed to including in the initial candidate pool one or more highly qualified candidates who reflect diverse backgrounds, skills, and experiences, including individuals with diversity of gender identity, sexual orientation, race, ethnicity and national origin, and diversity of viewpoints, education, and professional experience (including individuals from non-executive corporate positions and non-traditional environments).
The Board seeks to maintain a membership comprised of directors who can productively contribute to our success. From time to time, the Board may change the criteria for directorship to maximize the opportunity to achieve this success. When this occurs, existing directors will be evaluated according to the new criteria. A director who no longer meets the complete criteria for board membership may be asked to adjust his or her committee assignments or resign from the board.
The Board does not believe that a fixed retirement age for directors or a limit on the number of director terms is appropriate. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into our company, our operations, and our prospects based on their experience with, and understanding of, our history, policies and objectives. The Board believes that, as an alternative to fixed term limits, it can ensure that the Board continues to evolve and adopt new ideas and viewpoints through the director nomination process described above.
When the Board or its Nominating and Governance Committee identifies a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chair of the Nominating and Corporate Governance Committee will initiate a search, seeking input from other directors and senior management, review any candidates that the Nominating and Governance Committee has previously identified, and, if necessary, hire a search firm. The Nominating and Governance Committee then will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the Board. Based on a satisfactory outcome of those interviews, the Nominating and Governance Committee will make its recommendation on the candidate to the Board.
The Nominating and Governance Committee has a policy to consider submissions of recommendations for the nomination of directors from stockholders who meet the minimum percentage ownership requirements that the Board may establish from time to time. Acceptance of a recommendation for consideration does not imply that the Committee will nominate the recommended director. All stockholder nominating recommendations must be in writing, addressed to the Committee care of the Company’s corporate secretary at the Company’s principal offices. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered.
A nominating recommendation must be accompanied by certain information about the recommending stockholder(s) and the nominee such as share ownership and holding periods, the relationship between the nominee and the stockholder(s), qualification of the nominee and the nominee’s willingness to serve the interests of all stockholders and to be interviewed by the Nominating and Governance Committee.
A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the

2023 Proxy Statement

current year. A full copy of the policy can be found attached to the charter of the Nominating and Governance Committee on the Company’s website at www.troikamedia.com.
DIRECTOR INDEPENDENCE
The Board, through the Nominating and Governance Committee, conducts an annual review of the independence of its Board members. With the assistance of legal counsel to the Company, the Nominating and Governance Committee has reviewed the applicable standards for Board and Committee member independence. A summary of the answers to annual questionnaires completed by each of the directors and a report of transactions with director-affiliated entities are also made available to the Nominating and Governance Committee to enable its comprehensive independence review. On the basis of this review, the Nominating and Governance Committee has delivered a report to the full Board, and the Board has made its independence determinations based upon the committee’s report and the supporting information.
Under Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and Nominating and Governance committees be independent. Under Nasdaq rules, an individual will qualify as an “independent director” only if, in the opinion of the company’s board of directors, he or she does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board or committee service, and may not be an affiliated person of the listed company or any of its subsidiaries.
Compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 under the Exchange Act. In determining independence requirements for members of compensation committees, Nasdaq and other national securities exchanges and national securities associations are to consider relevant factors that include (a) the source of compensation of a director, including any consulting, advisory or other compensatory fee paid by the listed company to the director, and (b) whether the director is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.
The Board annually reviews the independence of all non-employee directors. The Board has determined that Randall D. Miles, Wendy Parker, I. Martin Pompadur, Jeffrey S. Stein, Grant Lyon (until his appointment as Interim Chief Executive Officer on August 14, 2023) and Sabrina Yang each qualifies as an independent director in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Exchange Act. The Board meets often in executive session led by the Board’s non-executive Chairman for the independent directors to meet without management present.
BOARD OVERSIGHT OF RISK
The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.
The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the Audit Committee includes the Chief Financial Officer reporting directly to the

2023 Proxy Statement

audit committee at least quarterly to provide an update on management’s efforts to manage risk.
Matters of significant strategic risk, including cybersecurity risks, are considered by the Board as a whole.
TRANSACTIONS WITH RELATED PERSONS
The Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

•our executive officers;
•our directors;
•the beneficial owners of more than five (5%) percent of our securities;
•the immediate family members of any of the foregoing persons; and
•any other persons whom our Board determines may be considered related persons.

For purposes of this policy, “immediate family members” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director, or five (5%) percent beneficial owner.

In reviewing and approving such transactions, our Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Committee. This approval authority may also be delegated to the Chair of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

Our Audit Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, our best interest and our stockholders’ best interests, taking into account all available facts and circumstances as the Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of our Audit Committee shall participate in any review, consideration, or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

The following is a description of the transactions we have engaged in during the Transition Period ended December 31, 2022 and the year ended June 30, 2022, with our directors, executive officers, and beneficial owners of more than five (5%) percent of our voting securities and their affiliates.

See “Executive Compensation” for the terms and conditions of employment agreements and senior management consulting agreements and options and warrants issued to officers, directors, consultants, and senior management of the Company.

Converge Direct, LLC Acquisition

Certain terms of the acquisition of Converge resulted in amounts remaining to be paid to the Converge Sellers, including (i) an approximate $4.34 million payment under the terms of the Membership Interest Purchase Agreement dated as of November 22, 2021 and (ii) a $5.0 million payment pursuant to a side letter agreement, dated as of March 9, 2022, by the Company and Converge Direct, LLC which specified that $5.0 million of the purchase price will be retained by the Company for working capital and be repaid twelve (12) months from the acquisition date.

Michael Carrano, Thomas Marianacci, Maarten Terry, and Sadiq Toama, in their capacities as Converge Sellers filed a complaint (the “Complaint”) under the caption Carrano et al. v. Troika Media Group, Inc. and CD Acquisition Corporation, Case No. 653449/2023 in the Supreme Court of the State of New York, New

2023 Proxy Statement

York County against the Company and CD Acquisition Corporation (together, the “Defendants”). The Defendants have not yet been served with a Summons or the Complaint.

Union Ventures Limited purchase of Mission-Media Holdings Limited

On August 1, 2022, Troika-Mission Holdings, Inc., (“TM Holdings"), a subsidiary of the Company, entered into an Equity Purchase Agreement with Union Ventures Limited, a company organized under the law of England and Wales ("UVL"). UVL is a company owned by Union Investments Management Limited, which is a stockholder of the Company and affiliated with Daniel Jankowski, a former director of the Company, and Thomas Ochocki, a current Director of the Company. UVL purchased from TM Holdings, all of TM Holdings’ right, title, and interest in and to the shares (the "Mission UK Shares") of Mission-Media Holdings Limited, a private limited company incorporated under the laws of England and Wales (“Mission Holdings”), including Mission UK’s subsidiary, Mission-Media Limited, a company organized under the laws of England and Wales (“Mission Media UK”). As consideration for all the Mission UK Shares, UVL paid TM Holdings an aggregate purchase price of $1,000 USD. Mr. Ochocki recused himself from the decision to sell the Mission UK Shares to UVL.

Union Eight Limited and Mission Media Limited

On July 1, 2021 Mission Media UK entered into a Consultancy Agreement with Service Company (the “U8L Consultancy Agreement”) with Union Eight Limited (“U8L”) in which U8L agreed to interface with investors and provide strategic advice related to Mission Media UK in exchange for a start-up fee of £150,000 and a monthly retainer of £25,000. In 2022, the U8L Consultancy Agreement was terminated prior to the expiration of its 2-year term in exchange for a termination payment. U8L is a current stockholder of the Company and is affiliated with Thomas Ochocki, a current director of the Company and former director of Mission Media UK. Daniel Jankowski, a former director of the Company and Mission Media UK, is also affiliated with U8L. U8L was also granted Company Restricted Stock Units.

Ochocki Director Letter

In connection with the subscription for Company shares by Mr. Peter Coates, the Company executed an agreement with Mr. Coates dated May 5, 2017 agreeing that for so long as Mr. Coates (or any of his family members, trusts, or investment vehicles) or Mr. Ochocki owns any shares in the Company, Mr. Ochocki will serve as a director of the Company as Mr. Coates’ designee.

The Areté Engagement Letter

The Company entered into the Areté Engagement Letter with Areté, a consulting firm founded and owned by Mr. Lyon, pursuant to which Areté has made Mr. Lyon and Mr. Glover available to serve as the Interim Chief Executive Officer and Interim Chief Financial Officer, respectively, for approximately $35,000 per week. Mr. Lyon and Mr. Glover do not receive any direct compensation from the Company for their Services.

2023 Proxy Statement

ELECTION OF DIRECTORS
(PROXY ITEM NO. 1)
REQUIRED VOTE
Each director must be elected by a plurality of the votes cast at the Annual Meeting. A “plurality” means that the director nominees who receive the highest number of shares voted “for” their election are elected. With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. If you “withhold” authority to vote with respect to one or more nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees. In a contested election for directors (an election in which the number of nominees for election as directors is greater than the number of directors to be elected) the vote standard would remain a plurality of votes cast.
At the Annual Meeting, stockholders will elect the entire Board to serve for the ensuing year and until their successors are elected and qualified. The Board has designated as nominees for election the seven persons named below, each of whom currently serves as a director.
Shares of common stock that are voted as recommended by the Board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.
2023 DIRECTOR NOMINEES
Seven members of our Board are standing for election to hold office until the 2024 Annual Meeting of Stockholders.
The Board has determined that the nominees, as a whole, have the right mix of characteristics, skills, and experience to provide effective oversight of Troika. Of the six nominees, two directors self-identify as female and one director is considered ethnically or racially diverse. The average age of the nominees is 57 years old and, given the relatively short history of the Company, the average tenure is approximately 2 years.
The principal occupation and certain other biographical information about the nominees is set forth on the following pages.

2023 Proxy Statement

RANDALL D. MILES (Chairman of the Board)
Age: 67 Director since: July, 2022 Chairman & CEO of SCM Capital Group BBA from the University of Washington and FINRA licenses Series 7, 24, 63, and 79
CAREER:
Mr. Miles serves as Chairman & CEO of SCM Capital Group, a global transaction and strategic advisory firm. Mr. Miles sits on the boards of eXp World Holdings, Inc. (NASDAQ:EXPI) as Vice Chairman, and private equity backed Arthur H Thomas Companies as Vice Chairman, and Kuity, Inc. as Chairman.
For over 30 years Mr. Miles has held senior executive leadership positions in global financial services, financial technology, and investment banking companies. His extensive investment banking background at bulge bracket, regional and boutique firms advising companies on strategic and financial needs, has crossed many disciplines while serving as CEO, Executive Committee Chair, Head of FIG, Head of M&A, and other responsibilities. Mr. Miles' transactional and advisory experience is complemented by leadership of public and private equity backed financial technology, specialty finance, and software companies: Chairman and CEO at LIONMTS, where he was nominated for the Ernst & Young Entrepreneur of the Year award, CEO at Syngence Corporation, COO of AtlasBanc Holdings Corp., and CEO of Advantage Funding / NAFCO Holdings.
Mr. Miles has broad public, private and nonprofit board experience and has been active for many years in leadership roles with the Make-A-Wish Foundation.

REASONS FOR ELECTION TO THE BOARD:

In considering Mr. Miles for director of the Company, the Board considered his significant expertise in advising companies on strategic and financial matters. The Board also considered his experience as a director for a variety of other successful early stage private and public companies.

	2023 BOARD COMMITTEES: ▪Audit (Chair) ▪Nominating and Governance (Chair) ▪Compensation ▪Special ▪Special Litigation	OTHER PUBLIC COMPANY BOARDS: ▪eXp World Holdings, Inc. ▪RESAAS Services, Inc.
	SKILLS: ▪Leadership ▪Governance ▪Business ▪Fiduciary Literacy ▪Fund Raising ▪International	FORMER PUBLIC COMPANY BOARDS: ▪LION MTS A

2023 Proxy Statement

THOMAS OCHOCKI

Age: 47

Director since:
2018

Chief Executive Officer and majority stockholder of Union Investment Management Ltd
London Securities Institute Financial Training Company (qualified and SFA registered); Liverpool University Psychology & Computer Science joint honors BSc;Davies International College 3- A levels & 1 AS-Level

CAREER:
Mr. Ochocki is serving on the Board of Directors representing the Coates families’ equity interest, and has over twenty (20) years of experience in stock brokering, private equity, and investment banking in the United Kingdom. He is currently Chief Executive Officer and majority stockholder of Union Investment Management Ltd., whose history dates back to The Union Discount Company of London (est. 1885). An Old Cholmeleian of Highgate School, Mr. Ochocki read Psychology & Computer Science at Liverpool University prior to working with Sony Interactive Entertainment on the PlayStation launch titles. He went on to manage and facilitate the development of over 50 published video games before switching to his predominant career in the capital markets.

REASONS FOR ELECTION TO THE BOARD:

The Company executed an agreement with Peter Coates dated May 5, 2018 agreeing that so long as Mr. Coates (or any of his family members, trusts or investment vehicles) or Mr. Ochocki own any shares in the Company, Mr. Coates would have the right to appoint a director. Mr. Ochocki is currently Mr. Coates’ designee.

2023 BOARD COMMITTEES: ▪None	SKILLS: ▪Business ▪Finance ▪Industry

WENDY PARKER
Age: 58 Director since: April, 2022 London, England based barrister and has been a member of Gatehouse Chambers’ Commercial, Property and Insurance Groups in London
CAREER:
Ms. Parker is a London, England based barrister and has been a member of Gatehouse Chambers’ Commercial, Property and Insurance Groups in London where she undertakes most areas of work within those fields. She has developed a strong practice both as an adviser and advocate and has experience of appearing in the specialist commercial and property forums as well as Tribunals and the Court of Appeal.
Ms. Parker has been involved in many technically complex cases. She has a strong academic background which she combines with a practical and common sense approach in order to assist clients in achieving their objectives. Ms. Parker is a member of the United Kingdom Chancery Bar Association and the COMBAR (the Specialist Bar Association for Commercial Barristers advising the international business community).

REASONS FOR ELECTION TO THE BOARD: In considering Ms. Parker for director of the Company, the Board considered her significant expertise in advising companies on legal and restructuring matters.
	2023 BOARD COMMITTEES: ▪Compensation ▪Special Litigation	SKILLS: ▪Business ▪International ▪Legal ▪Restructuring

2023 Proxy Statement

I. Martin Pompadur
Age: 88 Director since: April, 2021 American Broadcasting Companies, Inc. for 17 years, including as director BA from Williams College and LLB from the University of Michigan Law School
CAREER:
Mr. Pompadur was elected to the Board of Directors in April 2021 upon the listing on the Nasdaq Capital Market. Mr. Pompadur is a private investor, senior advisor, consultant, and Board member. Mr. Pompadur entered the media field when in 1960, he joined American Broadcasting Companies, Inc. ("ABC, Inc."). He remained at ABC, Inc. for 17 years, culminating with his becoming the youngest person ever appointed to the ABC, Inc. Board of Directors.

REASONS FOR ELECTION TO THE BOARD:

In considering Mr. Pompadur for director of the Company, the Board considered his significant expertise in media. The Board also considered his experience as a director for a variety of other public companies.

	2023 BOARD COMMITTEES: ▪Audit ▪Nominating and Governance ▪Compensation (Chair)	OTHER PUBLIC COMPANY BOARDS: ▪Nexstar Broadcasting Group ▪Truili Media Group ▪Chicken Soup for the Soul Entertainment A
	SKILLS: ▪Business ▪Finance ▪Industry ▪International	FORMER PUBLIC COMPANY BOARDS: ▪The American Broadcasting Corporation ▪Golden Falcon Acquisition Corporation

JEFFREY S. STEIN
Age: 54 Director since: November, 2022 Founder and Managing Partner of Stein Advisors, LLC New York University, M.B.A. with honors in Finance and Accounting Brandeis University, BA Economics
CAREER:
Mr. Stein is an accomplished corporate executive and director who provides the perspective of a successful investment professional with over thirty (30) years of experience in both the debt and equity asset classes. Mr. Stein is Founder and Managing Partner of Stein Advisors LLC, a financial advisory firm that provides consulting services to public and private companies and institutional investors. Previously, Mr. Stein was a Co-Founder and Principal of Durham Asset Management LLC, a global event driven distressed debt and special situations equity asset management firm. From January 2003 through December 2009, Mr. Stein served as Co-Director of Research at Durham responsible for the identification, evaluation, and management of investments for the various Durham portfolios. Mr. Stein was a member of the Executive and Investment Committees at Durham responsible for oversight of the management company and investment funds, development and execution of the investment strategy, portfolio composition and risk management. Mr. Stein is a Certified Turnaround Professional (CTP) as designated by the Turnaround Management Association (TMA).

REASONS FOR ELECTION TO THE BOARD: In considering Mr. Lyon for director of the Company, the Board considered his significant expertise in advising companies on restructuring matters.
	2023 BOARD COMMITTEES: ▪Nominating and Governance ▪Special ▪Special Litigation	OTHER PUBLIC COMPANY BOARDS: ▪Ambac Financial Group, Inc.
	SKILLS: ▪Leadership ▪Governance ▪Business ▪International ▪Finance ▪Risk Management	FORMER PUBLIC COMPANY BOARDS: •Dynegy Inc. •GWG Holdings, Inc. •Westmoreland Coal Company

2023 Proxy Statement

SABRINA YANG

Age: 44

Director since:
March, 2022

Vice President of Finance at Grove Point Marinas
Louisiana State University, MS Accounting and Applied Statistics.
Northeastern University of China BA English and International Business

CAREER:
Ms. Yang is a seasoned finance and operations executive with over seventeen (17) years of experience in Strategy, Finance, Operations, FP&A, M&A advisory, and Investor Relations. Sabrina currently holds the position of Vice President of Finance at Grove Point Marinas, a real estate aggregator with a portfolio of over $300 million AUM. In her role, she oversees all financial and accounting operations, in addition to spearheading the company's acquisition initiatives. Last year, Sabrina served as the CFO for a data-driven advertising technology SaaS company, Apollo Program, where she ran all operational, financial, and administrative functions. She fully embraced the start-up spirit and mentality and led the company to profitability. Apollo was later successfully sold to Stagwell, a public traded marketing holding company.
Prior to Apollo Program, Sabrina served as CFO of Final Bell Holdings, Inc. (“Final Bell”), a B2B manufacturing leader in providing end-to-end product development and supply chain solutions to leading cannabis brands in the United States and Canada. During her tenure at Final Bell, she led the company through its initial public offering process, establishing a path for Final Bell to become a publicly traded company on the Canadian Stock Exchange. In conjunction with the IPO, she oversaw debt financing of approximately $60m to provide adequate liquidity until completion of the IPO transaction.
Throughout her term, Sabrina also managed and integrated all of Final Bell’s administrative functions, including accounting, finance, legal, HR, and IT operations, in most cases creating and implementing corporate procedures and building professional teams from scratch. Earlier in her career, she held various roles in strategy, business development, operations, data analytics and FP&A at Whittle School & Studios, the Topps Company and Undertone, a digital advertising company. She obtained her training at KPMG in itsTransaction Services team, in which she advised clients on strategy, corporate finance, valuation, financial modeling, M&A and debt financing.

Sabrina is passionate about people and culture, consistently striving to create an environment where everyone feels they belong and can grow with the organization long-term. She started a women leadership forum to empower, inspire and support all women in the workplace.

REASONS FOR ELECTION TO THE BOARD: In considering Ms. Yang for director of the Company, the Board considered her significant accounting, M&A and corporate finance expertise.
2023 BOARD COMMITTEES: ▪Audit	SKILLS: ▪Business ▪Finance ▪Industry

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES LISTED ABOVE AS DIRECTORS. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF THE SEVEN NOMINEES LISTED ABOVE AS DIRECTORS.

2023 Proxy Statement

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(PROXY ITEM NO. 2)
REQUIRED VOTE
The ratification of RBSM, LLP (“RBSM”) as our independent auditor for the period January 1, 2023, to December 31, 2023, must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions, if there are any, will have the same effect as a vote AGAINST the proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.
RATIFICATION OF APPOINTMENT OF RBSM, LLP
The Audit Committee is directly responsible for the appointment, retention, termination and oversight of the work of the independent auditor employed by the Company to audit the books of the Company and its subsidiaries (with the input, if the Committee so desires, of Company management). The independent auditors are ultimately accountable to the Committee.
The Audit Committee has selected, and the Board has ratified the selection of, RBSM to serve as our independent registered public accounting firm for 2023. RBSM has served as the Company’s independent registered public accounting firm since 2014 In accordance with SEC rules and RBSM policies, audit partners are subject to rotation requirements that limit the number of consecutive years an individual partner may provide service to our Company. For lead partners and engagement quality review partners, the maximum number of consecutive years of service in that capacity is five years.
The Audit Committee and the Board believe the continued retention of RBSM as our independent registered public accounting firm is in the best interest of the Company and our stockholders, and we are asking our stockholders to ratify the selection of RBSM as our independent registered public accounting firm for 2023. Factors considered by the audit committee in deciding to engage RBSM included:
•RBSM’s technical expertise and knowledge of our company’s industry;
•RBSM’s objectivity and professional skepticism;
•the appropriateness of RBSM’s fees; and
•RBSM’s independence and the appropriateness of controls and processes in place that help ensure RBSM’s continued independence.
Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of RBSM to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event our stockholders fail to ratify the selection, it will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. In addition, even if stockholders ratify the selection of RBSM, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines such a change would be in the best interests of the Company and our stockholders.
Representatives of RBSM will participate in the Annual Meeting. The RBSM representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

2023 Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM FEES

The following table sets forth the aggregate fees billed to us by RBSM for professional services rendered for the Transition Period ended December 31, 2022 and the prior fiscal year ended June 30, 2022.

	Six Month Transition Period Ended December 31, 2022	Prior Fiscal Year ended June 30, 2022
Audit Fees (1)	$347,350	$460,000
Audit-related Fees (2)	—	520,000
Tax Fees (3)	—	—
All Other Fees	—	—
Total Fees	$347,350	$980,000
(1)    Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.
(2)    Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits, and assistance with statutory audit matters.
(3)    Includes services for tax compliance, tax advice, and tax planning.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has the sole authority to approve the independent auditor’s fee arrangements and other terms of service, and to preapprove any permitted non-audit services to be provided by the independent auditor. The Audit Committee is required to review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF RBSM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023, PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE RATIFICATION.

2023 Proxy Statement

AUDIT COMMITTEE REPORT
ROLE OF THE AUDIT COMMITTEE
The Audit Committee was established by the Board of Directors of the Company for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee is primarily responsible for: (1) monitoring the quality and integrity of the Company’s financial statements and systems of internal controls regarding risk management, finance and accounting; (2) monitoring the independent auditor’s qualifications and independence; (3) monitoring the performance of the Company’s internal audit function and independent auditors; and (4) issuing this report required by the SEC to be included in the Company’s annual proxy statement.
The Audit Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements. The Audit Committee relies on the integrity of those persons and organizations within and outside the Company from whom the Audit Committee receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.
FINANCIAL STATEMENTS
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and RBSM, the independent auditor of TMG, to review and discuss the audited consolidated financial statements for the Transition Period ended December 31, 2022. Management represented that TMG had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with RBSM the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”
The Audit Committee received from RBSM the written communication that is required by
PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with RBSM that firm’s independence. The Audit Committee also considered whether RBSM’s provision of non-audit services and the audit and non-audit fees paid to RBSM were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that RBSM has the requisite independence.
As reported in the Company’s 10-KTA (Amendment No. 2) filed with SEC on May 15, 2023 for the transition period ended December 31, 2022, the Company’s management, with the participation of the Company’s Principal Executive Officer and Principal Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the 10-KTA. Based upon that evaluation, the Principal Executive Officer and the Principal Financial Officer concluded that, as of the end of the period covered by the 10-KTA, the Company’s disclosure controls and procedures were not effective. The Audit Committee received periodic updates from management and RBSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing TMG’s Transition Period Report on Form 10-KT for the Transition Period ended December 31, 2022, or the Form 10‑KT, with the SEC, the Audit Committee also reviewed the Report of Independent Registered Public Accounting Firm provided by RBSM and also included in the Form 10-KT. RBSM’s report included in the Form 10-KT related to its audit of TMG’s consolidated financial statements.
Based upon the Audit Committee’s discussions with management and RBSM and the Audit Committee’s review of the information provided by, and the representations of, management and RBSM, the Audit Committee approved the inclusion in the Form 10-KT of the audited consolidated financial statements as of and for the Transition Period ended December 31, 2022. The Audit Committee approved the appointment and retention of RBSM as TMG’s independent auditor for the January 1, 2023, to December 31, 2023, and recommended that the appointment be submitted for ratification by the stockholders of TMG.

2023 Proxy Statement

AUDIT COMMITTEE CHARTER
The Board has adopted a written charter for the Audit Committee. The charter sets out the purpose, membership and organization, and key responsibilities of the Audit Committee.

Audit Committee Members
Randall D. Miles	Sabrina Yang	I. Martin Pompadur

2023 Proxy Statement

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
(PROXY ITEM NO. 3)
REQUIRED VOTE
The advisory “say-on-pay” vote to approve our 2022 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions, if there are any, will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal, because they are not entitled to be cast on the matter.
SAY ON PAY VOTE
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our Named Executive Officers (“NEOs”) as defined by the SEC in Item 402 of Regulation S-K as disclosed later in this Proxy Statement. The following resolution will be submitted for a shareholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of Troika Media Group, Inc. (the “Company”) approve, on a nonbinding advisory basis, the compensation paid to the Named Executive Officers of the Company with respect to the six month transition period ended December 31, 2022, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2023 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.”
Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our executives and stockholders. This approach is intended to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our NEOs.
In particular, shareholders should note the Company’s Compensation Committee bases its executive compensation decisions on the following:
▪alignment of executive and shareholder interests by providing incentives linked to the performance of certain financial metrics;
▪the ability for executives to achieve long-term shareholder value creation without undue business risk;
▪creating a clear link between an executive’s individual contribution and performance and his or her compensation;
▪the extremely competitive nature of the industries in which we operate and our need to attract and retain the most creative and talented industry leaders; and
▪comparability to the practices of peers in the industries in which we operate and other comparable companies generally.
We are asking for stockholder approval of the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. Those disclosures include the information in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our NEOs, as described in this Proxy Statement

2023 Proxy Statement

in accordance with the SEC’s compensation disclosure rules.
This vote is advisory and not binding on us, the Board or the Compensation Committee. The Board and the Compensation Committee value the opinions of our stockholders; however, and to the extent there is any significant vote against the NEO compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the Compensation Committee will evaluate whether any actions are necessary or appropriate to address those concerns.

List of Named Executive Officers for 2022
Name	Title	Troika Career
Sadiq (“Sid”) Toama	President and Chief Executive Officer	Mr. Toama was elected President of Troika and joined the Company’s Board on March 21, 2022 and was elected Chief Executive Officer May 2022. Mr. Toama joined Converge in 2016. On August 14, 2023 Mr. Toama’s employment with the Company was terminated for “Cause.”
Erica Naidrich	Chief Financial Officer	Ms. Naidrich joined Troika as Chief Financial Officer on May 23, 2022. On August 14, 2023 Ms. Naidrich’s employment with the Company was terminated for “Cause.”

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS MANAGEMENT PROPOSAL.

2023 Proxy Statement

EXECUTIVE COMPENSATION
DISCUSSION AND ANALYSIS
The primary objectives of our executive compensation program are to attract and retain the best possible executive talent, to motivate our executive officers to enhance our growth and profitability, to increase stockholder value, and to reward superior performance and contributions to the achievement of corporate objectives. The focus of our executive pay strategy is to tie short-term and long-term cash and equity incentives to the achievement of measurable corporate and individual performance objectives, and to align executives’ incentives with stockholder value creation. Our compensation plan is designed to attract and retain the best possible talent, and we recognize that different elements of compensation are more or less valuable depending on the individual. For this reason, we offer a broad range of compensation elements. We offer our executive team salaries that are competitive with the market, executive bonuses that are in line with our corporate goals and dependent on measurable results, plus stock option awards designed to retain talent, promote a sense of company ownership, and tie corporate success to monetary rewards. Specifically, all management employed by the Company or one of its subsidiaries are entitled to participate in an equity incentive plan that will compensate management if certain financial performance and milestones are met. The Company reserves the right to increase the size of the plan as it deems necessary, at its sole discretion.
Base salaries for our executive officers are determined based on the scope of their job responsibilities, prior experience, and depth of their industry skills, education, and training. Compensation paid by industry competitors for similar positions, as well as market demand, are also taken into account. Base salaries are reviewed annually as part of our performance management program, whereby merit or equity adjustments may be made. Merit adjustments are based on the level of success in which individual and corporate performance goals have been met or exceeded. Equity adjustments may be made to ensure base salaries are competitive with the market and will be determined using benchmark survey data.
Our compensation structure is primarily comprised of base salary, annual performance bonus, and stock options or restricted stock units (“RSUs”). In setting executive compensation, the Board of Directors will consider the aggregate compensation payable to an executive officer and the form of the compensation. The Board will seek to achieve an appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.
RELATIONSHIP OF ELEMENTS OF COMPENSATION
The compensation paid to our executives for the transition period ended December 31, 2022, consisted of the following components:
Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. Annual reviews will typically be delivered in February of each year.
Discretionary Annual Bonus. The Compensation Committee has the authority to award discretionary annual bonuses to our executive officers and senior management and will set the terms and conditions of those bonuses and take all other actions necessary for the plan’s administration. These awards are intended to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives vary depending on the individual.
Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our stock compensation plans have been established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders.
At the October 19, 2023 Board meeting, the Board adopted the clawback policy recommended by the Nominating and Governance Committee. The Company’s clawback policy is intended to meet the requirements of Section 954 of the Dodd-Frank Act, the final rules issued by the SEC on

2023 Proxy Statement

October 26, 2022, and Nasdaq’s listing standards.

SUMMARY COMPENSATION TABLE
We are eligible, and have chosen, to comply with the scaled executive and director compensation disclosure rules applicable to a “smaller reporting company,” as defined in applicable SEC rules.
The following provides information concerning the compensation paid to our “named executive officers” for the transition period running from July 1, 2022 through December 31, 2022 (the “2022TP” or “2022 transition period”) and the fiscal years ended June 30, 2022 and June 30, 2021:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (3)	Option Awards (4)	Paid Deferred Comp Earnings	All Other Comp (5)	Total
Sadiq (Sid) Toama,	2022TP	$269,000	$—	$—	$—	$—	$25,000	$294,000
President and CEO (1)	2022	$115,000	$—	$2,625,000	$—	$—	$13,000	$2,753,000
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Erica Naidrich,	2022TP	$200,000	$—	$—	$—	$—	$23,600	$223,600
Chief Financial Officer (2)	2022	$44,000	$100,000	$190,000	$—	$—	$4,000	$338,000
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A
____________

(1)    Mr. Toama was elected President of the Company in March 2022 and was appointed Chief Executive Officer in May 2022. On March 22, 2022, Mr. Toama was also granted 2,500,000 RSUs (which was adjusted to 100,000 RSUs following the 2023 reverse stock split) in connection with his election as President.

(2)    Ms. Naidrich was elected Chief Financial Officer of the Company in May 2022. On May 27, 2022, Ms. Naidrich was also granted 200,000 RSUs (which was adjusted to 8,000 RSUs following the 2023 reverse stock split) in connection with her election as Chief Financial Officer.
(3)    The amounts in this column represent the aggregate grant-date fair value of RSUs granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 15. Stockholders' Equity of the Notes to the Financial Statements included in the Transition Report on Form 10-KT for the period ended December 31, 2022, for a discussion of the assumptions made in determining the grant-date fair value of the Company’s equity awards.
(4)    The amounts in this column represent the aggregate grant-date fair value of option awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 15. Stockholders' Equity of the Notes to the Financial Statements included in the 2022 Form 10-KT for a discussion of the assumptions made in determining the grant-date fair value of the Company’s equity awards.
(5)    The amount reported in the "All Other Comp" column for each NEO includes:
(a) For Mr. Toama: (i) car allowance payments totaling $6,000 and $4,000 for the 2022 transition period and 2022 fiscal year, respectively; (ii) payments for the cost of reimbursable medical, dental, and other benefits totaling $14,000 and $6,000 for the 2022 transition period and 2022 fiscal year, respectively; and (iii) Company paid life insurance premiums totaling $5,000 and $3,000 for the 2022 transition period and 2022 fiscal year respectively.

(b) For Ms. Naidrich: (i) car allowance payments totaling $6,000 and $4,000 for the 2022 transition period and 2022 fiscal year, respectively; (ii) payments for the cost of reimbursable medical, dental, and other benefits totaling $17,600 for the 2022 transition period.

2023 Proxy Statement

SUMMARY OF NEO
EMPLOYMENT AGREEMENTS
Sadiq (“Sid”) Toama
The Company entered into an Executive Employment Agreement (the “Prior Toama Employment Agreement”), effective as of March 21, 2022, with Sadiq (“Sid”) Toama to serve as its President. Mr. Toama was later elected Chief Executive Officer of the Company on May 19, 2022. The Prior Toama Employment Agreement was for an initial term of five (5) years, which automatically renewed for additional one (1) year periods unless either party delivered written notice to the other at least ninety (90) days’ prior to the end of a term, that the applicable term will not be extended. Notwithstanding the foregoing, the Prior Toama Employment Agreement provided that, on or before the third (3rd) anniversary date of the Prior Toama Employment Agreement, the Company could offer to extend the term for an additional period of five (5) years, which Mr. Toama could accept or reject. If the Company did not offer such extension, or if Mr. Toama rejected the extension offered by the Company, Mr. Toama could have resigned, and such resignation would have been deemed to be with good reason (as defined in the Prior Toama Employment Agreement), or he could not resign, in which case the terms of the Prior Toama Employment Agreement would have continued.
Under the Prior Toama Employment Agreement, Mr. Toama’s annual base salary for the Transition Period ended December 31, 2022 was $500,000, Mr. Toama was entitled to receive an annual bonus, subject to bonus increases at least annually upon mutually agreed-to performance milestones, as well as discretionary bonuses. Mr. Toama also received 2,500,000 RSUs (which was adjusted to 100,000 RSUs following the 2023 reverse stock split), which RSUs vested one-third on the first anniversary date of the EEA and two-thirds in two (2) equal installments on the second and third anniversary dates of the EEA. Mr. Toama was able to participate, to the extent eligible, in all employee benefit plans and programs provided by the Company to its Senior Executives. For the Transition Period ended December 31, 2022, Mr. Toama also received an auto allowance of $1,000 per month and life insurance benefits of $9,135 per year.
On February 13, 2023 the Company entered into an agreement that amended the Prior Toama
Employment Agreement (the "Toama Amendment") and provided that, among other things, Mr. Toama would have a base salary of $750,000 and a car allowance of $3,000 per month, and be eligible for an annual incentive bonus of up to 200% of his base salary based on achievement of annual Company and individual performance objectives as determined by the Compensation Committee. Under the terms of the Toama Amendment, Mr. Toama was entitled to a one-time Retention Bonus upon the occurrence of a "Triggering Event" (as defined in the Toama Amendment), subject to Mr. Toama's continuous employment through the occurrence thereof. The amount of Mr. Toama's retention bonus, if any, was, $2,250,000 if the Triggering Event was a "Change of Control", or, $1,500,000 if the Triggering Event was a "Financing Transaction" (each as defined in the amendment). In addition, if no Change of Control or Financing Transaction had been consummated by February 10, 2024, or if Mr. Toama's employment was terminated by the Company other than for cause (as defined in the the Prior Toama Employment Agreement) or he resigned for good reason (ass defined in the the Prior Toama Employment Agreement) prior to a Triggering Event, the retention bonus, if paid, would be in lieu of Mr. Toama's annual bonus for the 2023 fiscal year.

On May 26, 2023, the Company and Mr. Toama entered into a new employment agreement and a new restrictive covenant agreement (together, the “New Toama Employment Agreement”). The New Toama Employment Agreement superseded the Prior Toama Employment Agreement, as amended.

Pursuant to the New Toama Employment Agreement, Mr. Toama was initially be entitled to an annual base salary of $750,000 and was eligible to receive an annual bonus based on the achievement of annual Company objectives and individual performance objectives, with a target annual bonus equal to 200% of his base salary. In addition, pursuant to the New Toama Employment Agreement, Mr. Toama was entitled to a one-time cash retention bonus in an amount equal to $2,000,000 (the “Retention Bonus”), which was paid on the first regularly scheduled

2023 Proxy Statement

payroll date of the Company following May 26, 2023. The Retention Bonus is subject to clawback if Mr. Toama’s employment with the Company terminates prior to a “Triggering Event” for any reason other than (i) a termination by the Company without Cause (as defined in the New Agreements), (ii) a resignation by Mr. Toama for Good Reason (as defined in the New Agreements), or (iii) due to Mr. Toama’s death or Disability (as defined in the New Agreements). A “Triggering Event” is defined in the New Toama Employment Agreement as the earliest to occur of (x) the consummation of a Change of Control (as defined in the New Toama Employment Agreement), (y) the consummation of a refinancing, refunding or restructuring of the Company’s existing debt, and (z) February 10, 2024. The Retention Bonus is in lieu of any annual bonus for the portion of the 2023 calendar year prior to the Triggering Event.

In the event that Mr. Toama’s employment had been terminated by the Company without Cause (other than by reason of his death or Disability), or if he had resigned for Good Reason, subject to his execution and non-revocation of a release in favor of the Company, Mr. Toama would have been entitled to: (i) continued payment of his then-current base salary until the later of (x) the date that is 12 months following such termination, and (y) January 1, 2027, (ii) a pro-rated annual bonus for the calendar year of termination, (iii) reimbursement of COBRA premiums for up to 18 months following such termination, (iv) immediate vesting of all then-outstanding and unvested options, restricted shares, restricted stock units, and any other equity awards, and (v) reasonable outplacement services for up to 90 days. In the event that Mr. Toama’s employment had terminated on account of his death or Disability, subject to his execution and non-revocation of a release in favor of the Company, Mr. Toama would have been entitled to: (i) a pro-rated annual bonus for the calendar year of termination, (ii) 24-months of additional vesting of any then-outstanding and unvested options, restricted shares, restricted stock units, or other equity awards, and (iii) continued participation in the Company’s group health insurance plans at active employee rates for up to 18 months following such termination.

In the event that a Change of Control had occurred during Mr. Toama’s employment, all of his then-outstanding and unvested options, restricted shares, restricted stock units, and any other equity awards would have immediately vested. In the event that Mr. Toama’s employment had been terminated by the Company without Cause or he had resigned for Good Reason, in either case, within 12 months following a Change of Control, in addition to his severance entitlements described above, he would have been entitled to an amount equal to his target annual bonus for the year of his termination and any other cash-based performance awards outstanding on the date of his termination.

Pursuant to the New Toama Employment Agreement, Mr. Toama agreed to customary confidentiality and inventions assignment covenants and to be subject to noncompete, nonsolicit and non-interference covenants that applied during his employment and for a period of 18 months thereafter (unless the Company failed to pay any severance benefits when due following a termination by the Company without Cause or a resignation by Mr. Toama for Good Reason). Further, Mr. Toama has agreed not to make disparaging or defamatory comments about the Company and its subsidiaries and the Company has agreed to instruct its officers and directors not to make disparaging or defamatory comments about Mr. Toama.

Effective as of August 14, 2023, the Company terminated the employment of Mr. Toama for “Cause,” pursuant to the terms of the New Toama Employment Agreement.

Erica Naidrich
The Company entered into an Executive Employment Agreement with Erica Naidrich to serve as its Chief Financial Officer on May 23, 2022 (the “Naidrich Employment Agreement”). The Naidrich Employment Agreement was for an initial term of three (3) years, which automatically renewed for additional one (1) year periods unless either party delivers, at least sixty (60) days prior to the end of the term, written notice to the other that the term will not be extended.
Ms. Naidrich’s annual base salary for the Transition Period ended December 31, 2022 was $400,000. She also received a one-time signing bonus of $100,000 on June 30, 2022.

2023 Proxy Statement

She was also eligible for discretionary bonuses as determined by the Compensation Committee and an annual bonus of thirty (30%) percent of her base salary subject to meeting the objectives and her continued employment at the time payment was due. Ms. Naidrich was also granted 200,000 RSUs (which was adjusted to 8,000 RSUs following the 2023 reverse stock split) vesting over three (3) years and was eligible to participate fully in any other long-term equity incentive programs. She also could have participate, dto the extent eligible, at a level commensurate with her position, in all employee benefit plans and programs provided by the Company to employees. She also received an auto allowance of $1,000 per month.
On February 10, 2023, the Company entered into an agreement that amended the terms of Nadrich Employment Agreement (the “Naidrich Amendment”). The Naidrich Amendment, (i) increased Ms. Naidrich’s base salary to $450,000, (ii) increased her car allowance to $3,000 per month, (iii) provided for an annual reimbursement of $5,481 for life insurance, and (iv) provided that she was eligible for an annual incentive bonus of up to 100% of her base salary based on achievement of annual Company and individual performance objectives as determined by the Compensation Committee.
In addition, under the terms of the Naidrich Amendment, Ms. Naidrich was entitled to a one-
time Retention Bonus upon the occurrence of a Triggering Event, subject to Ms. Naidrich’s continuous employment through the occurrence thereof.

The amount of Ms. Naidrich’s Retention Bonus, if any, would have been (i) $900,000, if the Triggering Event was a Change of Control or (ii) $450,000, if the Triggering Event was a Financing Transaction. In addition, a Retention Bonus of $450,000 will have been payable to Ms. Naidrich if no Change of Control or Financing Transaction had been consummated by February 10, 2024, or if Ms. Naidrich’s employment was terminated by the Company other than for Cause or she resigns for Good Reason prior to a Triggering Event, subject to her delivery of a customary release in favor of the Company and any additional severance payable by the Company under the terms of the Naidrich Employment Agreement. The Retention Bonus, if paid, would have been in lieu of Ms. Naidrich’s annual bonus for the 2023 fiscal year.

Effective as of August 14, 2023, the Company terminated the employment of Ms. Naidrich for “Cause,” pursuant to the terms of the Naidrich Employment Agreement.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Awards Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (3)
Sid Toama(1)	—	—	—	N/A	2,500,000	$300,000
Erica Naidrich(2)	—	—	—	N/A	200,000	$24,000
(1)    Granted under the Company’s equity plan, Mr. Toama’s awards consist of 2,500,000 RSUs (which was adjusted to 100,000 RSUs following the 2023 reverse stock split) granted on March, 31, 2022, which vest in three (3) equal annual installments, beginning on March 31, 2023.

(2) Granted under the Company’s equity plan, Ms. Naidrich’s awards consist of 200,000 RSUs (which was adjusted to 8,000 RSUs following the 2023 reverse stock split) granted on May, 27, 2022, which vest 25.0% on April 1, 2023, 37.5% on April 1, 2024 and 37.5% on April 1, 2025.

(3)    Determined by multiplying the $0.12 closing price of the Company’s common stock on December 31, 2022 by the number of shares of common stock underlying the RSUs.
For information regarding the vesting acceleration provisions applicable to the RSUs held by our NEOs, please see “Summary of NEO Employment Agreements” above.

2023 Proxy Statement

PENSION BENEFITS
Each of Troika Media Group Inc., Converge Direct, LLC, and Mission-Media USA, Inc., has a 401(k) benefit plan. The Company makes safe harbor contributions to the Troika Media Group, Inc. 401(k) benefit plan. We currently do not make any matching contributions to any of the other foregoing retirement plans and did not make any other matching contributions with respect to the 2022 plan year.
NONQUALIFIED DEFERRED COMPENSATION
We do not have any non-qualified defined contribution plans or other deferred compensation plans.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2022 with respect to shares of common stock that may be issued under equity plans and standalone option grants:
COMMON STOCK ISSUABLE UNDER EQUITY PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders (1)	240,849 (3)	$23.25 (4)	383,484 (5)
Equity compensation plans not approved by stockholders (2)	140,000	—	—

(1)	Equity compensation plans approved by shareholders include the 2017 Equity Incentive Plan and the 2021 Incentive Plan.
(2)	This amount includes 40,000 and 100,000 restricted stock units issued to Sid Toama and Tom Marianacci, respectively
(3)	This amount includes 198,849 shares of common stock that are issuable upon the exercise of stock options, and 42,000 shares of common stock that are deliverable under outstanding RSU awards.
(4)	The weighted average exercise price pertains only to outstanding stock options and not to outstanding restricted stock units, which by their nature have no exercise price
(5)	This amount represents the number of shares available for issuance pursuant to equity awards that may be granted in the future under the 2021 Omnibus Incentive Plan.

NON-EMPLOYEE DIRECTOR COMPENSATION
Our director compensation program is intended to enhance our ability to attract, retain, and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The Board reviews director compensation annually based on recommendations by the Nominating and Governance Committee. The Nominating and Governance Committee has the sole authority to engage a consulting firm to evaluate director compensation.
Under our non-employee director compensation program, each non-employee director is eligible to receive compensation for Board and Committee service consisting of annual cash retainers and equity awards. Directors also may be paid for serving on ad hoc committees of the
Board of Directors. The Company’s former Chief Executive Officer, Mr. Toama received no additional compensation for his services as a Director. Mr. Toama’s total compensation can be found under “Executive Compensation” above.
Under our non-employee director compensation program, in 2022 our non-employee directors were eligible to receive the following annual cash compensation for their service on the Board of Directors and its standing Committees:

2023 Proxy Statement

NON-EMPLOYEE DIRECTOR ANNUAL RETAINERS

Position	Annual Cash Retainer
Chairman of the Board	$300,000
Member(s) of Special Committee	$480,000
Wendy Parker	$60,000
All Other Directors	$30,000

Note: Additional compensation is not paid for sitting on committees. Fees paid to directors cover all positions.

In connection with their appointment to the Board, it was determined that in lieu of the standard compensation for non-employee directors, each of Messrs. Lyon and Stein will receive $40,000 per month in cash compensation, plus $5,000 per day in the event that they are obligated to participate in litigation proceedings as witnesses, or otherwise

The following table shows the total compensation for non-employee directors during the Transition Period ended December 31, 2022.

2022 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Non-Employee Director	Paid in Cash($) Fees Earned or	Option Awards($)	Stock Awards($)	Total($)
Grant Lyon	$69,000	$—	$—	$69,000
Randall D. Miles	$137,500	$564,000	$—	$701,500
Thomas Ochocki	$—	$—	$—	$—
I. Martin Pompadur	$15,000	$—	$—	$15,000
Jeffrey S. Stein	$69,000	$—	$—	$69,000
Wendy Parker	$30,000	$—	$37,000	$67,000
Sabrina Yang	$15,000	$—	$37,000	$52,000
John Belniak+	$7,500	$—	$—	$7,500

+ Denotes former director.

2023 Proxy Statement

2022 PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, this section discusses the relationship between executive compensation and Troika’s financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our principal executive officer (the “PEO”) and our other NEO, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the transition period running from July 1, 2022 through December 31, 2022 (the “2022TP” or “2022 transition period’) and the fiscal years ended June 30, 2022 and June 30, 2021.

Year	Summary Compensation Table for Sid Toama(1) ($)	Summary Compensation Table for Robert Machinist (1)	Compensation Actually Paid to Sid Toama(1)(2) ($)	Compensation Actually Paid to Robert Machinist (1)(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3) ($)	Net Loss (5) ($)
2022 TP	294,000	N/A	(1,023,500)	N/A	223,600	118,200	10.00	(9,579,745)
2022	2,753,000	2,469,000	2,215,500	2,469,000	338,000	846,050	65.43	(38,693,006)
2021	N/A	1,929,000	N/A	1,929,000	575,797	575,797	129.09	(15,997,000)

(1)	Robert Machinist, our former Chief Executive Officer, was our PEO for the 2021 fiscal year and for the 2022 fiscal year through his resignation date of May 19, 2022. Sid Toama was our PEO for the 2022 fiscal year beginning May 19, 2022 and for the 2022 transition period. The Non-PEO named executive officers (“Non-PEO NEOs”) for each year presented are listed below.

2021 TP	2022	2021
Erica Naidrich	Erica Naidrich	Chris Broderick
	Chris Broderick	Michael Tenore
		Daniel Pappalardo
		Kevin Dundas
		Matthew Craig
		Andrew Bressman

(2)	Amounts reported in this column are based on total compensation reported for our PEO and the average of the total compensation reported for the Non-PEO NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes. The compensation reported for Mr. Dundas for the 2021 fiscal year was converted to USD from GBP using a rate of 1.38491, which was obtained from Oanda, as of June 30, 2021.

2023 Proxy Statement

Adjustments to Determine Compensation “Actually Paid” for PEO (Sid Toama)	2022 TP ($)	2022 ($)	2021 ($)
Deduct for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	—	(2,435,000)	N/A
Deduct for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—	N/A
Increase for Fair Value of Awards Granted during Covered Year that Remain Unvested as of Year End	290,000	1,897,500	N/A
Increase for Fair Value of Awards Granted during Covered Year that Vested During Covered Year	—	—	N/A
Increase/Deduct for Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Covered Year that were Outstanding and Unvested as of Year-End	(1,607,500)	—	N/A
Increase/Deduct for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to Covered Year that Vested During Covered Year	—	—	N/A
Deduct for Fair Value of Awards Granted Prior to Covered Year that Failed to Meet Applicable Vesting Conditions During Covered Year	—	—	N/A
Increase Based on Dividends or Other Earnings Paid During Covered Year Prior to Vesting Date of Award	—	—	N/A
Total Adjustments	(1,317,500)	(537,500)	N/A

Adjustments to Determine Compensation “Actually Paid” for PEO (Robert Machinist)	2022 TP ($)	2022 ($)	2021 ($)
Deduct for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	N/A	(2,025,000)	—
Deduct for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	N/A	—	—
Increase for Fair Value of Awards Granted during Covered Year that Remain Unvested as of Year End	N/A	—	—
Increase for Fair Value of Awards Granted during Covered Year that Vested During Covered Year	N/A	2,025,000	—
Increase/Deduct for Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Covered Year that were Outstanding and Unvested as of Year-End	N/A	—	—
Increase/Deduct for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to Covered Year that Vested During Covered Year	N/A	—	—
Deduct for Fair Value of Awards Granted Prior to Covered Year that Failed to Meet Applicable Vesting Conditions During Covered Year	N/A	—	—
Increase Based on Dividends or Other Earnings Paid During Covered Year Prior to Vesting Date of Award	N/A	—	—
Total Adjustments	N/A	—	—

2023 Proxy Statement

Adjustments to Determine Compensation “Actually Paid” for Non-PEO NEO	2022 TP ($)	2022 ($)	2021 ($)
Deduct for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	—	(990,000)	—
Deduct for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—	—
Increase for Fair Value of Awards Granted during Covered Year that Remain Unvested as of Year End	23,200	151,800	—
Increase for Fair Value of Awards Granted during Covered Year that Vested During Covered Year	—	800,000	—
Increase/Deduct for Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Covered Year that were Outstanding and Unvested as of Year-End	(128,600)	—	—
Increase/Deduct for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to Covered Year that Vested During Covered Year	—	—	—
Deduct for Fair Value of Awards Granted Prior to Covered Year that Failed to Meet Applicable Vesting Conditions During Covered Year	—	—	—
Increase Based on Dividends or Other Earnings Paid During Covered Year Prior to Vesting Date of Award	—	—	—
Total Adjustments	(105,400)	(38,200)	—

(3)	The TSR set forth in this table assumes $100 was invested in the Company’s common stock for the period starting June 21, 2021 through the end of the listed year in the table. Historical stock performance is not necessarily indicative of future stock performance.
(4)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act of 1933, and as such, we are only required to include information for the past two fiscal years in this table.
(5)	The dollar amounts reported represent the amount of net (loss) reflected in our audited financial statements for the applicable covered year.

2023 Proxy Statement

DESCRIPTION OF THE RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID TO OUR NEOS AND COMPANY PERFORMANCE
The graphs below describe the relationship between compensation actually paid to our PEO and to the non-PEO NEO (as calculated above) and our financial and stock performance for the indicated years. The first graph reflects the relationship among the compensation actually paid to the PEO, the average compensation actually paid to the non-PEO NEO and our cumulative total shareholder return for the transition period ended December 31, 2022 and the year ended June 30, 2022.

Compensation Actually Paid vs Total Shareholder Return

Compensation Actually Paid vs Net Loss

2023 Proxy Statement

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(PROXY ITEM NO. 4)
REQUIRED VOTE
The option that receives the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Meeting and entitled to vote thereon will be the frequency of the advisory vote on the compensation of our NEOs that stockholders recommend. In the event that no option receives such a majority, we will consider the option that receives the most votes to be the option selected by stockholders of the Company. Although this advisory vote is not binding, the Board will review and consider the outcome of this vote when making its determination as to the frequency of future advisory stockholder votes on the compensation of our NEOs.
SAY ON FREQUENCY VOTE
As required by the Dodd-Frank Act and related SEC rules, we are asking our stockholders to vote, on an advisory basis, for their preference regarding the frequency of future advisory votes on the compensation of our NEOs. Specifically, stockholders may vote on whether the advisory vote on the compensation of our named executive officers should occur every one, two, or three years.
The Board has given consideration to the preferred frequency of the advisory vote on the compensation of our NEOs. After considering the benefits and consequences of available options, the Board recommends that stockholders vote in favor of holding the advisory vote on the compensation of our named executive officers every year. An annual advisory vote would continue to provide the Board with consistent feedback from our stockholders on this important matter.
When voting on this proposal, stockholders should understand that they are not voting “for” or “against” the recommendation of the Board to hold the advisory vote every year. Rather, stockholders will have the option to choose whether to approve holding future advisory votes on the compensation of our named executive officers every one, two, or three years, or to abstain entirely from voting on the matter.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ONE YEAR WITH RESPECT TO HOW FREQUENTLY A NON-BINDING ADVISORY SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR A FREQUENCY OF ONE YEAR.

2023 Proxy Statement

CURRENT EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information, as of October 18, 2023, about our executive officers. Each executive officer serves at the discretion of the Board. There are no family relationships among our directors and executive officers.

Name and Position(s)	Age	Career
Grant Lyon ▪Member of the Board of Directors from November, 2022 to October, 2023 ▪Former Member of the Special Committee and the Special Litigation Committee ▪President and Interim Chief Executive Officer, since August 14, 2023	60
Mr. Lyon has over thirty (30) years of experience in corporate restructuring, expert testimony and corporate governance. Mr. Lyon has served as Co-founder and managing partner of Areté Capital Partners, LLC, a special situation advisory firm, since July 2020. He previously served as founder and managing director of Atera Capital, LLC, a fiduciary and financial advisory firm, from June 2017 to June 2020. Mr. Lyon also served as managing director of KRyS Global USA, a restructuring advisory and distressed investment consulting firm, from 2014 to June 2017. Mr. Lyon has served as the financial advisor to the Government of the Commonwealth of the Bahamas. Mr. Lyon has served numerous times as a Chapter 11 Trustee, state-court receiver, chief executive officer, chief financial officer and chief restructuring officer. Mr. Lyon has testified many times in numerous jurisdictions, including bankruptcy court, federal district court and state court.

		Education
		Mr. Lyon has a Masters of Business Administration degree and a Bachelor of Science degree in Accounting from Brigham Young University.

Name and Position(s)	Age	Career
Eric Glover ▪Vice President, Treasurer and Interim Chief Financial Officer, since August 14, 2023	62
Eric Glover, a Managing Director with Areté Capital Partners, has more than thirty-five years of operating experience leading multinational companies across a wide range of industries, including aerospace & defense, automotive, banking, business services, construction, consumer products, commercial/industrial products, distribution, healthcare, hi-tech, logistics, media services, oil & gas, private equity, restaurant, and retail. Mr. Glover’s experience spans all business sectors; including manufacturing, construction, government contracting, service, omni- channel retail, and wholesale trade, and encompasses all types of capital structures; including public, private, private-equity sponsored, family-office owned, and non-profit.

Prior to joining Areté, Mr. Glover served as President of Raben Tire Company, one of the top 20 commercial tire dealers in America, where he led the company through a major turnaround and restructuring culminating with a sale to the Goodyear Tire & Rubber Company. Prior to Raben, Mr. Glover served as President & CEO of Heartland Automotive Services, the world’s largest Jiffy Lube operator with 440 locations, where he led a highly successful restructuring campaign resulting in a change of control.

During his career, Mr. Glover has held Board and/or C-Suite level positions with Finca Impact Finance, Health Connect America, Paragon Integrated Services Group, QMax, Raben Tire, LifeWay Christian Stores, Heartland Automotive Services, Le Creuset of America, Publicis USA, United Technologies Photonics, and Able Body Corporation.

		Education
		Mr. Glover is a Certified Public Accountant and has an MBA from the University of Connecticut and a bachelor’s degree from Missouri Southern State College.

2023 Proxy Statement

Name and Position(s)	Age	Career
Lawrence Wolfe ▪Vice President Chief Operating Officer, since January 1, 2023	51	Mr. Wolfe began his career at the Company as Head of Enterprise Technology, where he was responsible for the company's engineering and technology solutions. He also lead the enterprise software development roadmap and business continuity and security measures.
As Chief Operating Officer, Mr. Wolfe directs daily business operations encompassing areas including engineering, analytics, creative, digital delivery and infrastructure.

Prior to joining the Company, Mr. Wolfe was Director of Digital & Technology at PulseCX, a life sciences marketing agency and was later promoted to VP, Technology. He lead digital strategy for their life sciences client portfolio and served as the lead architect and principal engineer for all digital initiatives and data analytics solutions. Before his tenure at Pulse CX, Lawrence served in various roles throughout his tenure with Liquid Interactive, a vertically agnostic digital agency. Most recently as VP, Strategic Partnerships, Mr. Wolfe was embedded with key clients to lead architecture and delivery of integrated business and customer facing solutions.
Education
Mr. Wolfe has a Bachelors of Technology from SUNY Farmingdale.

Name and Position(s)	Age	Career
Derek McKinney ▪Vice President, General Counsel and Corporate Secretary, since June 19, 2023	50
Mr. McKinney has over nineteen years’ experience as a corporate attorney. Mr. McKinney began his career as a corporate tax associate at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He also worked as an associate in the corporate department of the law firm Morrison Cohen LLP with a focus on mergers and acquisition and acquisition financing. Before coming to Troika, Mr. McKinney worked in-house at two other public companies, Arrow Electronics, Inc. and ITT Inc. In his last in-house role, Mr. McKinney served as Vice President and General Counsel of ITT’s Connect and Control Technologies business.

		Education
		Mr. McKinney has BFA in Theatre from Southern Methodist University and a JD and an LLM (tax law) from New York University School of Law.

OTHER MATTERS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
SEC rules permit us to deliver one Notice of Internet Availability to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the Notice of Internet Availability was delivered may request a separate Notice of Internet Availability, or a separate copy of the 2022 Annual Report and this Proxy Statement, by calling (212) 213-0111 or sending a letter to Investor Relations at Troika Media Group, Inc., 25 West 39th Street, New York, NY 10018, to the attention of our Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
EXPENSES RELATED TO PROXY SOLICITATION SERVICES
We have engaged Broadridge Financial Solutions, Inc. to assist with preparation and distribution of the Proxy Statement and copies of the 2022 Annual Report. We will pay all expenses of preparing, printing and mailing, and making available over the Internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of

2023 Proxy Statement

directors. We have engaged D.F. King & Co., Inc. (“DFK”) to solicit proxies including, for example, by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission, and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $12,500 to DFK for its services associated with soliciting services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers, and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, Internet, or other means of electronic transmission.
INFORMATION ON THE PROXY STATEMENT AND VOTING
Q:    When and where will the Annual Meeting be held?
A:    This year the Annual Meeting of Stockholders of Troika Media Group, Inc., will be held exclusively by webcast beginning at 10:00 a.m., Eastern time, on Friday, December 15, 2023. In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/TRKA2023 prior to the deadline of 11:59 p.m., Eastern time, on December 14, 2023. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email.
Q:    Who may join the Annual Meeting?
A:    Participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit www.virtualshareholdermeeting.com/
TRKA2023 and register to attend the Annual Meeting prior to the deadline of 11:59 p.m., Eastern time, on December 14, 2023. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. Stockholders and proxyholders that intend to vote at the meeting will need to enter the virtual control number included on their Notice of Internet Availability of Proxy Materials or proxy card.
Online check-in to the Annual Meeting webcast will begin at 9:00 a.m., Eastern time, on December 15, 2023. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.
Q:    How do I register and attend the Annual Meeting?
A.    You must register in advance to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/TRKA2023 prior to the deadline of 11:59 p.m., Eastern time, on December 14, 2023. You will need to enter your name, phone number, mailing address as it appears on your proxy card, and email address as part of the registration, following which you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation. If you wish to vote your shares electronically at the Annual Meeting, you will need your virtual control number included on your Notice of Internet Availability of Proxy Materials or proxy card.
Q:    What materials have been prepared for stockholders in connection with the Annual Meeting?

2023 Proxy Statement

A:    We are furnishing you and other stockholders of record with the following proxy materials:
•our 2022 Annual Report on Form 10-KT for the Transition Period ended December 31, 2022 (including our audited consolidated financial statements for 2022 and 2021), which we refer to as the Transition Period Report or the 2022 Annual Report;
•this Proxy Statement for the 2023 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer to stockholders and a Notice of 2023 Annual Meeting of Stockholders; and
•a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies.
These materials were first made available on the Internet, on or about October 31, 2023. The Notice of Internet Availability was first mailed to stockholders on or about October 31, 2023.
If, in accordance with the instructions provided in the Notice of Internet Availability, you request a printed set of proxy materials, you will receive by mail, at no charge, a printed copy of 2022 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting, and a pre-addressed envelope to be used to return the completed proxy card. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2022 Annual Report and this Proxy Statement.
Q:    Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?
A:    In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs, and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.
Q:    Are the proxy materials available via the Internet?
A:    You can access and review the proxy materials for the Annual Meeting at www.virtualshareholdermeeting.com/TRKA2023. In order to submit your proxies, however, you will need to refer to the Notice of Internet Availability sent to you with this Proxy Statement or a proxy card mailed to you upon your request to obtain your control number and other personal information needed to vote by proxy or in person.
Q:    What is a proxy?
A:    The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting. Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the Proxy Committee, which means you will authorize the Proxy Committee to vote your shares at the Annual Meeting in the way you instruct. The Proxy Committee consists of Grant Lyon and Eric Glover. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

2023 Proxy Statement

Q:    What matters will the stockholders vote on at the Annual Meeting?
A:    Proposal 1:
To elect the six (6) nominees named below to the Board of Directors:
▪Randall D. Miles
▪Thomas Ochocki
▪Wendy Parker
▪I. Martin Pompadur
▪Sabrina Yang
▪Jeffrey S. Stein
Proposal 2:    To ratify the appointment of RBSM LLP as Troika’s independent registered public accounting firm for 2023
Proposal 3:    To conduct a non-binding advisory vote on the compensation of Troika’s named executive officers.
Proposal 4:    To conduct a non-binding advisory vote to determine whether future stockholder advisory votes on the compensation of Troika’s named executive officers should occur either every one, two or three years.
Q:    Who can vote at the Annual Meeting?
A:    Stockholders of record of common stock at 5:00 p.m., Eastern time, on October 18, 2023, the record date, who have registered by the deadline of 11:59 p.m., Eastern time, on December 14, 2023, at www.virtualshareholdermeeting.com/TRKA2023 will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 16,676,762 shares of common stock, each of which will be entitled to one vote on each proposal. As a result, up to a total of 16,676,762 votes can be cast on each proposal.
Q:    What is a stockholder of record?
A:    A stockholder of record is a stockholder whose ownership of common stock is reflected directly on the books and records of our transfer agent, AST.
Q:    What does it mean for a broker or other nominee to hold shares in “street name”?
A:    If you beneficially own shares held in an account with a broker, bank, or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under Nasdaq’s rules, depend upon whether the proposal is considered a “routine” or a “non-routine” matter.
▪The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for the period January 1, 2023, to December 31, 2023 (Proposal 2).
▪The organization generally may not vote on non-routine matters, including Proposals 1, 3, and 4. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”
For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four (4) proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.
Q:    How do I vote my shares if I do not attend the Annual Meeting?
A:    If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:
▪Via the Internet: You may vote via the Internet by going to www.proxyvote.com in accordance with the voting instructions on the Notice of Internet Availability and the proxy card.

2023 Proxy Statement

Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on December 14, 2023. You will be given the opportunity to confirm that your instructions have been recorded properly.
▪By Mail: If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.
If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker, or other nominee. In general, you may vote prior to the Annual Meeting as follows:
▪Via the Internet: You may vote via the Internet by going to www.proxyvote.com in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on December 14, 2023. You will be given the opportunity to confirm that your instructions have been recorded properly.
For your information, voting via the Internet is the least expensive for us with voting by mail being the most expensive.
Q:    Can I vote at the Annual Meeting?
A:     If you are a stockholder of record who registered at www.virtualshareholdermeeting.com/TRKA2023 prior to the deadline of 11:59 p.m., Eastern time, on December 14, 2023, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/TRKA2023. On the day of the Annual Meeting, you may only vote during the meeting using the web portal during the meeting.
In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/TRKA2023 prior to the deadline of 11:59 p.m., Eastern time, on December 14, 2023. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting and submit questions. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. In order to vote at the Annual Meeting, be sure to have your digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.
Q:    Can I ask questions at the Annual Meeting?
A:    You may submit questions via the Internet during the Annual Meeting by participating in the webcast via the unique join link and password delivered to you after registration. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid

2023 Proxy Statement

repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2023 Rules of Conduct and Procedure, a copy of which is attached hereto as APPENDIX A.
Q:    Why is the Annual Meeting being conducted as a virtual meeting?
A:    The Board considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the Board chose a virtual meeting format for the Annual Meeting in an effort to facilitate safe stockholder attendance and participation, by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers.The virtual format allows stockholders to submit questions during the meeting.
Q:    If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?
A:    An audio replay of the Annual Meeting will be posted and publicly available at https://www.troikamedia.com/investor-relations following the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2024. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.
Q:    May I change my vote or revoke my proxy?
A:    If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
▪voting via the Internet or telephone at a later time;
▪submitting a completed and signed proxy card with a later date; or
▪voting at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker, or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:    What happens if I do not give specific voting instructions?
A:    If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the Board on all five proposals presented in this Proxy Statement and as the Proxy Committee may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.
If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for the period January 1, 2023, to December 31, 2023 (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1, 3, and 4, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.
Q:    What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?
A:    Online check-in to the Annual Meeting webcast will begin at 9:00 a.m., Eastern time, on December 15, 2023. You should allow ample time to log in to the meeting webcast and test your computer audio system.

2023 Proxy Statement

Q:    What if other matters are presented at the Annual Meeting?
A:    If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the Proxy Committee will have the discretion to vote on any matters, other than the proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the number of outstanding shares of common stock beneficially owned, and the percentage of the class beneficially owned, as of October 18, 2023, by:
•each named NEO included in “Executive Compensation—Summary Compensation Table”;
•each current director; and
•all of our current executive officers and directors, as a group.
The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by December 17, 2023 (60 days after October 18, 2023), through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of October 18, 2023, there were 16,676,762 shares of common stock outstanding. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group. Each person known to us to be the beneficial owners of more than five (5%) percent of the shares of common stock outstanding as of October 18, 2023, is also included in the table below. Unless otherwise noted below, the address of each person listed in the table is in care of Troika Media Group, Inc., 25 West 39th Street, New York, NY 10018.

Name	Shares	Percent of Outstanding
Thomas Ochocki (1)	136,161	*
Randall D. Miles (2)	38,889	*
I. Martin Pompadur (3)	2,800	*
Sabrina Yang (4)	2,000	*
Wendy Parker (4)	2,000	*
Grant Lyon	—	*
Jeffrey S. Stein	—	*
Eric Glover	—	*
All Officers and Directors as a Group	181,850	1.1%
___________________
*Less than 1% of the issued and outstanding shares of common stock.

2023 Proxy Statement

(1)    These shares include common stock held by Mr. Ochocki, Union Investment Management, and Union Eight Ltd, affiliates of Mr. Ochocki. Also includes 6,427 warrants held by Mr. Ochocki.
(2)    80,000 options vesting monthly over 36 months which were granted on July 15, 2022.
(3)    Mr. Pompadur was granted 800 warrants to purchase common stock of the Company which vested nine (9) months from the date of issuance upon his joining the Board, exercisable for five (5) years at $18.75 per share; and 2,000 shares were issued upon conversion of RSUs.
(4)    Ms. Yang and Ms. Parker were each issued 2,000 RSUs on August 1, 2022, which vested on August 1, 2023.

SHAREHOLDER PROPOSALS
A shareholder proposal intended for inclusion in the proxy statement and form of proxy for the annual meeting of shareholders of the Company to be held in 2024 must be received by the Company before July 7, 2024, at its executive offices, Attention: Corporate Secretary. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Exchange Act for presentation at our 2024 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after July 7, 2024. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act by October 16, 2024. A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by applicable law and our bylaws (as amended from time to time).

FORM 10-KT
The Company filed its Annual Report on Form 10-KT (as amended) for the interim period July 1, 2022 through December 31, 2022 with the SEC on March 7, 2023. A copy of the foregoing (without exhibits or documents incorporated by reference) is included in the 2022 Annual Report to Shareholders that is being delivered or made available via the Internet concurrently with this Proxy Statement to all shareholders.

By Order of the Board of Directors,
Derek McKinney
Vice President, General Counsel
& Corporate Secretary
October 31, 2023

2023 Proxy Statement

CAUTIONARY STATEMENT
REGARDING FORWARD LOOKING INFORMATION

This Proxy Statement and other publicly available documents may include forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our business, future financial results and the industry in which we operate, and other legal, regulatory and economic developments. These forward-looking statements include, but are not limited to, future strategic plans and other statements that describe the company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future events and future operating or financial performance. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results or events to differ materially from those anticipated and disclosed, including those risks described in the section titled “Risk Factors” set forth in Part I, Item 1A of our 2022 Transition Report on Form 10-KT and in our other SEC filings.
We use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “future,” “may,” “will,” “could,” “should,” “potential,” “continue,” “guidance” and other similar expressions to identify forward-looking statements. Forward-looking statements are uncertain and, by their nature, many are inherently unpredictable and outside of the Company’s control, and are subject to known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements.
Where in any forward-looking statement we express an expectation or belief as to future results or events, such expectation or belief is based on current plans and expectations of our management, expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that the expectation or belief will occur or that anticipated results will be achieved or accomplished.
The forward-looking statements included in this report speak only as of the date of this Proxy Statement. We undertake no obligation (and expressly disclaim any obligation) to update any forward-looking statements, whether written or oral or as a result of new information, future events or otherwise.

2023 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

TROIKA MEDIA GROUP, INC.
25 WEST 39TH STREET, 6TH FLOOR
NEW YORK, NY 10018

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TRKA2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23922-P99023 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TROIKA MEDIA GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Randall D. Miles
02) Thomas Ochocki
03) Wendy Parker
04) I. Martin Pompadur
05) Sabrina Yang
06) Jeffrey S. Stein

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of appointment of RBSM LLP as the independent registered public accounting firm of the Company for the 2023 fiscal year.	☐	☐	☐
3. Approval of non-binding advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote "1 YEAR" on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. Approval of a non-binding advisory vote on the frequency of future stockholder votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2023 Proxy Statement

2023 Annual Meeting of Stockholders
Rules of Conduct and Procedures
Welcome to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Troika Media Group, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:
1.The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.

2.The Company’s Chair of the Board will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction, or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess, or expedite the Annual Meeting or may take any other action that he or she determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedures, the Chair is authorized to address the question in the manner he or she determines, in his reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.

3.Participation in the Annual Meeting, including listening, voting shares, and submitting questions, will be limited to registered stockholders and proxyholders.

4.Participants must register in advance to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/TRKA2023 prior to the deadline of 11:59 p.m., Eastern time, on December 14, 2023. You will need to enter your name, phone number, mailing address as it appears on your proxy card and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation.

5.Each stockholder of record as of 5:00 p.m., Eastern time, on October 18, 2023, who has registered by the December 14, 2023, deadline may log into the webcast by entering the unique join link and password mailed to such stockholder upon registration. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.

6.The Meeting will begin at 10:00 a.m., Eastern time, on December 15, 2023. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the four proposals set forth in the Proxy Statement. These proposals will be considered sequentially at the Annual Meeting, in the order they are enumerated and set forth in the Proxy Statement.

7.If a stockholder has a question about one of the agenda matters that is to be voted on at the Annual Meeting as set forth in the Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matters are presented for consideration at the Annual Meeting. We will answer questions on any matters set forth in the Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter then being discussed, as determined by the Chair in his reasonable judgment.

2023 Proxy Statement

8.Following adjournment of the formal business of the Annual Meeting, the Chair will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions as time allows from stockholders regarding the Company. The following rules will apply to this process:

a.To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. Questions being addressed will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.

b.In addressing questions:

i.Questions from multiple stockholders related to the same topic, or that are otherwise related, may be grouped and answered together.
ii.Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.
iii.If more questions are presented than time permits to be answered, the Chair shall determine which questions will be addressed in his reasonable discretion.

c.    The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:

i.are not relevant or pertinent to the business of the Company;
ii.are related to material non-public information of the Company;
iii.are related to financial or operating results of the Company for the second quarter of 2023;
iv.are related to pending or threatened litigation or investigations;
v.are in furtherance of a stockholder’s personal or business interests;
vi.are repetitious of statements made by another stockholder;
vii.are related to personal grievances;
viii.include derogatory references to individuals or are otherwise in bad taste; or
ix.are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in his reasonable judgment.

9.    If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investorrelations@troikamedia.com.

10.    Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at https://www.troikamedia.com/investor-relations within approximately 48 hours after the completion of the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2023. The webcast playback will include each stockholder question addressed during the Annual Meeting.

11.    A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.

THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.

2023 Proxy Statement